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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                       INTELIDATA TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                             000-21685                      54-1820617
(State of Incorporation)      (Commission File Number)             (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
               (Address of principal executive offices) (Zip Code)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     As of September 7, 2004, Nasdaq approved InteliData's application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market with an initial grace period to regain compliance with the minimum $1.00 bid price requirement until December 13, 2004. On December 14, 2004, InteliData received a notice from Nasdaq that it has not regained compliance with the minimum $1.00 bid price per share requirement, but that since InteliData meets the other initial inclusion criteria for the SmallCap Market, it was being given an additional 180 calendar days, or until June 13, 2005, to regain compliance.

     On June 15, 2005, InteliData issued a press release announcing that it received a Nasdaq Staff determination on June 14, 2005, indicating that InteliData has failed to comply with Nasdaq's minimum $1.00 bid price per share requirement for continued listing of InteliData common stock on the Nasdaq
SmallCap Market set forth in Marketplace Rule 4310(c)(4). As a result, InteliData's common stock is therefore subject to delisting from the Nasdaq SmallCap Market on June 23, 2005. InteliData intends to requests a hearing before a Nasdaq Listing Qualifications Panel to review the Staff determination. The hearing request is expected to stay the delisting of InteliData's common stock pending the Panel's decision. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     If, at some future date, InteliData's common stock should cease to be listed on the Nasdaq SmallCap Market, the common stock could publicly trade over-the-counter. In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, InteliData's common stock. In addition, if InteliData's common stock were to be delisted from trading on the Nasdaq SmallCap Market and the trading price of the common stock were to remain below $5.00 per share, trading of InteliData's common stock could also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq and non-national exchange equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in InteliData's common stock, which could severely limit the market liquidity of InteliData's common stock and the ability of investors to trade InteliData's common stock. Many brokerage firms are reluctant to recommend lower price stocks for their clients, and the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower price stocks. Also, the brokerage commission on the purchase or sale of a stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively higher per share price, to the detriment of InteliData's stockholders and the market for InteliData's common stock.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99.1 Press Release issued by InteliData Technologies Corporation on June 15, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   InteliData Technologies Corporation
                                   (Registrant)

                                   By:  /s/ Monique L. Marcus
                                       ----------------------------------------
                                       Monique L. Marcus
                                       Vice President of Finance and Principal
                                       Accounting Officer

Date:  June 16, 2005

                                    Exhibits

Exhibit No.         Description
-----------         ------------

 99.1 Press release issued by InteliData Technologies Corporation on June 15, 2005.

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                         Contact:  Alfred S. Dominick, Jr.
June 15, 2005                                 Chief Executive Officer
                                              (703) 259-3000


          InteliData Plans to Appeal Delisting Notification from Nasdaq


     RESTON, VA, June 15, 2005 - InteliData Technologies Corp. (NASDAQ: INTD) announced today that it has received a Nasdaq Staff determination on June 14, 2005, indicating that the Company has failed to comply with Nasdaq's minimum bid price requirement of $1.00 per share for continued listing of the Company's common stock on the Nasdaq SmallCap Market as set forth in Marketplace Rule 4310(c)(4). As a result, the Company's common stock is subject to delisting from the Nasdaq SmallCap Market on June 23, 2005. Following procedures set forth in the Nasdaq Marketplace Rule 4800 series, the Company plans to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff determination. The hearing request is expected to stay the delisting of the Company's common stock, pending the Panel's decision, allowing it to continue to trade on the Nasdaq SmallCap Market. There can be no assurance, however, that the Panel will grant the Company's request for continued listing.

     In the event the Panel denies the Company's request for continued listing on the Nasdaq Small Cap Market, InteliData's common stock would cease to be listed on the Nasdaq SmallCap Market and the common stock could publicly trade over-the-counter. In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, InteliData's common stock. In addition, if InteliData's common stock were to be delisted from trading on the Nasdaq SmallCap Market and the trading price of the common stock were to remain below $5.00 per share, trading of InteliData's common stock could also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq and non-national exchange equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in InteliData's common stock, which could severely limit the market liquidity of InteliData's common stock and the ability of investors to trade InteliData's common stock. Many brokerage firms are reluctant to recommend lower price stocks for their clients, and the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower price stocks. Also, the brokerage commission on the purchase or sale of a stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively higher per share price, to the detriment of InteliData's stockholders and the market for InteliData's common stock.

About InteliData Technologies Corporation

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. Visit the Company's Web site at .



"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

Statements included within this press release, which are not historical in nature, may constitute forward-looking statements for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to numerous risks and uncertainties, including risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. As a result of these and other risks and uncertainties, actual results may differ materially from those described in this press release.